September 24, 2021
Pioneer Short Term Income Fund
Supplement to the Summary Prospectus dated December 31, 2020
Fund summary
Effective September 29, 2021, the following replaces the corresponding information under the heading “Management” in the section entitled “Fund summary”:
Management
Investment adviser	Amundi Asset Management US, Inc. (“Amundi US”)
Portfolio management
Noah Funderburk, Senior Vice President and
Director of Securitized Credit of Amundi US
(portfolio manager of the fund since 2018); and
Nicolas Pauwels, Vice President of Amundi US
(portfolio manager of the fund since 2018)

32667-00-0921
©2021 Amundi Distributor US, Inc.
Underwriter of Pioneer mutual funds
Member SIPC